Filed pursuant to Rule 497(a)
File No. 333-232492
Rule 482ad
priced
$65mm Principal Amount
price 102.110 (plus accrued), which is 4% yield to call
settles 2/25 (t+3)

Capital Southwest Corporation: Add-on to 4.5% Notes due Jan 31, 2026

Issuer:	Capital Southwest Corporation ("CSWC")
Offered Security:	Add-on to 4.5% Notes due Jan 31, 2026
Format:	SEC Registered
Expected Rating:	A- (Egan-Jones)*
Offered Principal Amount:	$25mm+
Original Principal Amount:	$75mm
Maturity:	Jan 31, 2026
Opt Redemption:	Make Whole Call, Par Call 10/31/2025
Use of Proceeds:	Repayment of outstanding debt under Credit Facility
Sole Bookrunner:	Raymond James
Denoms:	$2,000 x $1,000
Settlement:	T+3 (Feb 25, 2021)
CUSIP:	140501AB3

IPT:	4% Yield to Call ($102.110 + accrued)
Pricing:	Today's business

Preliminary Pro Supp:	https://www.sec.gov/Archives/edgar/data/17313/000001731321000014/preliminaryprospectussuppl.htm

*Note: A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time. Each rating agency has its own methodology for assigning ratings and, accordingly, each rating should be evaluated independently of any other rating.

Investors are advised to carefully consider the investment objective, risks, charges and expenses of CSWC before investing. The preliminary prospectus supplement dated February 22, 2021, together with an accompanying prospectus, which have been filed with the Securities and Exchange Commission, contain this and other information about CSWC and should be read carefully before investing. The information in the preliminary prospectus supplement and the accompanying prospectus, and in this announcement is not complete and may be changed.

The preliminary prospectus supplement, the accompanying prospectus and this announcement do not constitute offers to sell or the solicitation of offers to buy nor will there be any sale of the securities referred to in this announcement in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction.

A SHELF REGISTRATION STATEMENT RELATING TO THESE SECURITIES IS ON FILE WITH AND HAS BEEN DECLARED EFFECTIVE BY THE U.S. SECURITIES AND EXCHANGE COMMISSION (SEC). THE OFFERING MAY BE MADE ONLY BY MEANS OF A PROSPECTUS SUPPLEMENT AND AN ACCOMPANYING PROSPECTUS. YOU MAY GET THESE DOCUMENTS, AS WELL AS THE FINAL PROSPECTUS, PROSPECTUS SUPPLEMENT OR PRICING SUPPLEMENT (WHEN COMPLETED), AS APPLICABLE (SUCH PRELIMINARY AND FINAL DOCUMENTATION TOGETHER THE OFFERING DOCUMENTATION) FOR FREE BY SEARCHING THE SEC ONLINE DATABASE AT: WWW.SEC.GOV. ALTERNATIVELY, YOU MAY OBTAIN A COPY OF THE OFFERING DOCUMENTATION FROM RAYMOND JAMES & ASSOCIATES, INC., 880 CARILLON PARKWAY, ST. PETERSBURG, FLORIDA 33716.